UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

GEOMET, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-52155	76-0662382
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

909 Fannin, Suite 1850

Houston, Texas 77010

(Address of Registrant’s Principal Executive Offices)

(713) 659-3855

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On Friday, September 28, 2007, GeoMet, Inc. announced that it would be a presenter on Monday, October 1, 2007, at the 2007 IPAA Oil and Gas Investment Symposium West Conference in San Francisco, California. In the presentation, GeoMet, Inc. summarizes its track record, operational characteristics, growth position and various financial views. Both the presentation and the live webcast will be available on GeoMet’s website at www.geometinc.com. A copy of the press release announcing the presentation is attached hereto as Exhibit 99.1, and a copy of the slideshow presentation is attached hereto as Exhibit 99.2. GeoMet undertakes no obligation to update, supplement or amend the presentation materials attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated September 28, 2007.

99.2	Slideshow presentation—October 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GeoMet, Inc.

Date: October 1, 2007	By:	/s/ William C. Rankin
William C. Rankin
Executive Vice President, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated September 28, 2007.

99.2	Slideshow presentation—October 1, 2007.